INVENTORIES	12 Months Ended
Dec. 31, 2023
INVENTORIES
INVENTORIES

10.    INVENTORIES

The Company’s inventories are consisted of the follows (RMB in thousands):

	As of December 31,
	2022	2023
	RMB	RMB
Raw materials	5,499,573	4,543,103
Work-in-progress	3,237,480	2,103,946
Finished goods	8,713,231	11,568,488
Total	17,450,284	18,215,537

Write-down of the carrying amount of inventory to its estimated net realizable value was RMB823 million, RMB1,819 million and RMB2,859 million for the years ended December 31, 2021, 2022 and 2023, respectively, and were recorded as cost of revenues in the consolidated statements of operations. Inventory write downs were mainly related to the inventories whose market value is lower than their carrying amount.

As of December 31, 2022 and 2023, inventories with net book value of RMB2,809 million and RMB4,362 million were pledged as collateral for the Group’s borrowings (Note 18).